Newport Gold Inc.
336 #1 Queen St. S. Mississauga, On Canada L5M 1M2-
Tel: (905)542-4990	Trading Symbol: OTCBB - NWPG
Fax: (905)542-3718	Web Site: www.newportgold.com

PRESS RELEASE

BURNT BASIN

NEW HIGH GRADE GOLD VALUES LOCATED

Newport Gold Inc. Announces New High Grade Gold Values Located

Significant Values of Base Metals and Silver Found in Channel Sampling of Trenches

TORONTO, May 8 /PRNewswire-FirstCall/ -- The company is pleased to announce that the results from the fall 2007 trenching program have been returned and show good Zn, Pb and Ag values over reasonable widths, from both the Upper Eva Bell and Halifax showings, as listed below in Table 1. Two trenches at the Upper Eva Bell returned 2.5 m of 13.72% Zn, 2.86% Pb, 2.5% Cu 460 g Ag and .6 gm Au, and 3.0m of 8.68% Zn, 1.50% Pb, 2.12% Cu, 383g Ag and .7g Au. In the Halifax area several trenches assayed encouraging values over reasonable widths. Some of these were,
1) 4.70 m of 6.48% Zn, 1.94% Pb, .08% Cu and 44 gm Ag
2) 3.40 m of 3.98% Zn, 3.63% Pb and 112.9 gm Ag
3) 7.0m of 2.29% Zn, 1.69% Pb and 41.7 gm Ag
4) 5.05 m of 2.38% Zn, 1.68% Pb and 27 gm Ag.

Multiple, parallel zones of semi-massive to massive magnetite-sphalerite (+/- galena) occur at the Halifax zone. The mineralization was exposed by trenching during the fall of 2007, over a strike length of 110 meters.

These values are similar to those found in 2 drill holes and one trench in the early seventies on the EVA BELL PRODUCTION PIT about 275 m to the south east. These two holes 72-4 and 72-5 intersected a zone with a true width of 16.5 feet (about 5 meters) returning 7.3% Zn (zinc), 4.84% Pb (lead) and 2.67 oz Ag (silver) and 8.78% Zn, 5.44% Pb and 4.05 oz/Ag, respectively. Trenching in this area is also reported to have exposed a zone of mineralization that graded 8.15% Zn, 3.2% Pb, 2.2% Cu (copper) and 8.6 oz Ag (about 250 grams) over a 21 foot width.

The encouraging base metal and silver values at the Halifax and Upper Eva Bell are only two of the very few rock exposures in the massive sulphide/gold/systems on the Burnt Basin property. They are about 600 meters apart. New showings are continually being found and are no doubt related in some fashion due to the similarities in style. The very extensive geochemical anomaly is still open in all directions, (greater than 1000 meters in length), please refer to www.newportgold.com for a comprehensive look at the maps. These maps clearly show the enormity of the base metal/silver mineralization below the soil cover and the Halifax and Upper Eva Bell exposed areas are minute in size representing a tiny fraction of the geochemical anomaly coverage to date. Both the Halifax and Hastings showings are outside of the area covered by geochemisty.

A large zinc lead soil anomaly occurs near the Ennismore showing (250 meters north west of the Halifax) and the magnetic anomaly between the Eva Bell and Breckle showing are just two areas slated for follow up this year. Geochemical coverage will be increased to cover new showings and depth to bedrock measured to assist in excavations.

High grade zinc mineralization has been found at the Hastings showing which is situated about 550 meters south of the Halifax zone. A 6 meter shaft dates back to 1929.

The contact adit was re-visited and additional sampling was done. A 0.4 meter chip sample across the vein, at the portal to the adit, returned 15.84 g/t Au, and select grab samples from roadcut returned values of 27.58 Au and 33.99 g/t Au from quartz veins.

A new showing (the Gold Knoll showing) was discovered in follow-up to a gold soil geochemical anomaly on the knoll, northwest of the Upper Eva Bell showing. Several small historic hand trenches and open cuts were found, which explore narrow quartz veins. Samples of vein material returned values of 43.07 g/t Au and 42.78 g/t Au.

An area of 30 by 35 m was stripped at the Upper Eva Bell showing. Within the stripped area, 6 separate zones of mineralization are exposed. The largest is a 5 meter wide by 11 meter long zone of semi-massive to massive magnetite-sphalerite. The stripped area ends in this mineralization.

Table 1 - Significant Results, 2007 Trenching Program

	Width (meters)	Zn %	Pb %	Cu %	Ag g/t	Au g/t	Samples

HALIFAX
TR07-3
	5.00	2.56	0.12	0.01	7.2	<0.1	51047-50
	0.40	14.74	21.83	0.09	425.0	<0.1	51052
	4.70	6.48	1.94	0.08	44.1	<0.1	51054-57
(including	1.40	15.54	6.08	0.06	125.0	<0.1	51054)
	0.50	11.67	2.56	0.03	69.0	<0.1	51058
	2.10	1.47	0.13	0.08	13.7	<0.1	51060, 64

TR07-4
	2.60	6.02	3.63	<0.01	76.9	<0.1	51070-72
	2.20	3.25	2.19	<0.01	35.8	<0.1	51074-76

TR07-5
	3.85	2.02	1.18	<0.01	19.0	<0.1	51079-85
	3.40	3.98	3.63	0.03	112.9	<0.1	51086-89
	7.00	2.29	1.69	0.01	41.7	<0.1	51090-96
(including	1.00	5.25	3.34	0.01	74.0	0.1	51096)
	5.05	2.38	1.68	0.01	27.5	<0.1	510957-104
(including	0.45	18.14	9.24	<0.01	154.0	0.4	51104)

Upper Eva Bell
TR07-6
	5.00	3.89	0.22	0.06	12.5	0.1	51111-12
	4.00	0.67	0.09	0.10	7.6	0.2	51113-14
	2.50	13.72	2.86	2.50	460.0	0.6	51115
	3.00	8.68	1.50	2.12	383.0	0.7	51116
	9.00	0.14	0.10	0.24	65.4	<0.1	51120

Field work was carried out under the supervision of Linda Caron M.Sc. Geology, a "qualified person" for the purposes of National Instrument 43-101 who has verified the data disclosed in this news release.

To find out more about NEWPORT GOLD INC. please visit us at www.newportgold.com.

AJAX
GOLD KNOLL
ENNISMORE
UPPER EVA BELL
530691
EVA BELL PRODUCTION PIT
MANITOU CG
HALIFAX
ELECTRIC
BRECKLE
573419
Mollie Creek
HASTINGS
558034
NAD83, Z11
5,447,500 mN
5,447,000 mN
5,446,000 mN
1,140
843
517
444
401
384
331
272
243
212
179
152
128
113
0
meters
NEWPORT GOLD INC
BURNT BASIN PROPERTY
Figure 10 a
2007 SOIL GEOCHEMISTRY
Zn - ppm
082E.020
WOR: Fig10-43101-Soils2007-10000.WOR
DATE: April 2008

AJAX
5,447,500 mN
5,447,000 mN
5,446,500 mN
5,446,000 mN
417,000 mE
419,000 mE
GOLD KNOLL
ENNISMORE
UPPER EVA BELL
530691
EVA BELL PRODUCTION PIT
MANITOU CG
HALIFAX
ELECTRIC
BRECKLE
573419
Mollie Creek
HASTINGS
558034
NAD83, Z11
JOSH MAIN
N
meters
0
125
250
2,720
123
70.2
50
41.5
36.2
31.8
27.8
24.5
22.3
20.2
18.1
16
14.9
12.8
10.6
0
NEWPORT GOLD INC
BURNT BASIN PROPERTY
Figure 10 b
2007 SOIL GEOCHEMISTRY
Pb - ppm
082E.020
WOR: Fig10-43101-Soils2007-10000.WOR
DATE: April 2008

5,447,500 mN
5,447,000 mN
5,446,500 mN
5,446,000 mN
419,000 mE
AJAX
GOLD KNOLL
ENNISMORE
UPPER EVA BELL
530691
EVA BELL PRODUCTION PIT
MANITOU CG
HALIFAX
ELECTRIC
BRECKLE
573419
JOSH MAIN
Mollie Creek
HASTINGS
558034
NAD83, Z11
0
125
250
meters
NEWPORT GOLD INC
BURNT BASIN PROPERTY
Figure 10 c
2007 SOIL GEOCHEMISTRY
Cu - ppm
082E.020
WOR: Fig10-43101-Soils2007-10000.WOR
DATE: April 2008

AJAX
5,447,500 mN
5,447,000 mN
5,446,500 mN
5,446,000 mN
417,000 mE
419,000 mE
GOLD KNOLL
ENNISMORE
UPPER EVA BELL
530691
EVA BELL PRODUCTION PIT
MANITOU CG
HALIFAX
ELECTRIC
BRECKLE
573419
Mollie Creek
HASTINGS
558034
NAD83, Z11
JOSH MAIN
N
0
125
250
meters
26
0.67
0.436
0.345
0.284
0.233
0.203
0.173
0.142
0.132
0.112
0.102
0.102
0.0914
0.0914
0.0914
0
NEWPORT GOLD INC
BURNT BASIN PROPERTY
Figure 10 d
2007 SOIL GEOCHEMISTRY
Ag - ppm
082E.020
WOR: Fig10-43101-Soils2007-10000.WOR
DATE: April 2008

AJAX
5,447,500 mN
5,447,000 mN
5,446,500 mN
5,446,000 mN
417,000 mE
419,000 mE
JOSH MAIN
GOLD KNOLL
UPPER EVA BELL
ENNISMORE
530691
EVA BELL PRODUCTION PIT
MANITOU CG
HALIFAX
ELECTRIC
BRECKLE
573419
Mollie Creek
HASTINGS
558034
NAD83, Z11
N
0
125
250
meters
NEWPORT GOLD INC
BURNT BASIN PROPERTY
Figure 10 e
2007 SOIL GEOCHEMISTRY
Au - ppb
082E.020
WOR: Fig10-43101-Soils2007-10000.WOR
DATE: April 2008